UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 23, 2007

DELPHI FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11462	13-3427277

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE	19899

(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code	302-478-5142

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On May 16, 2007, the Registrant completed the sale of $175,000,000 aggregate principal amount of 7.376% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Debentures”). The Debentures were registered pursuant to an automatic shelf registration statement on Form S-3 filed on May 14, 2007 (SEC File No. 333-142932), as amended by Post-Effective Amendment No. 1 filed on May 15, 2007 (collectively, “the Registration Statement”).
In connection with the sale, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”), dated May 16, 2007, among the Registrant, Lehman Brothers Inc., Wachovia Capital Markets, LLC, and Banc of America Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”) (attached hereto as Exhibit 1.1 and incorporated by reference into the Registration Statement).
The Debentures were issued pursuant to the Junior Subordinated Indenture, dated as of May 23, 2007 (attached hereto as Exhibit 4.1 and incorporated by reference to the Registration Statement), as supplemented by the First Supplemental Indenture, dated as of May 23, 2007 (attached hereto as Exhibit 4.2 and incorporated by reference to the Registration Statement), each between the Registrant and U.S. Bank National Association, as trustee. The form of the Debenture is attached hereto as Exhibit 4.3 and shall be incorporated by reference into the Registration Statement.
On May 23, 2007, in connection with the issuance of the Debentures, the Registrant entered into a replacement capital covenant (the “Replacement Capital Covenant”) (attached hereto as Exhibit 99.1 and incorporated by reference into the Registration Statement), whereby the Registrant agreed for the benefit of certain of its debtholders named therein that, prior to the Termination Date (as defined in the Replacement Capital Covenant), it shall not repay, redeem, defease or purchase, and that its subsidiaries shall not purchase, any of the Debentures unless such repayment, redemption, defeasance or purchase is made pursuant to the terms of the Replacement Capital Covenant.
In connection with the issuance of the Debentures, Sidley Austin LLP has rendered (i) an opinion regarding the validity of the Debentures (attached hereto as Exhibit 5.1 and incorporated by reference into the Registration Statement) and (ii) an opinion regarding certain tax matters (attached hereto as Exhibit 8.1 and incorporated by reference into the Registration Statement), each dated as of May 23, 2007.

Item 9.01.	Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit Number	Description of Exhibit
1.1
Underwriting Agreement, dated May 16, 2007, among the Registrant, Lehman Brothers Inc., Wachovia Capital Markets, LLC, and Banc of America Securities LLC, as representatives of the several underwriters named therein

4.1	Junior Subordinated Indenture, dated as of May 23, 2007, between the Registrant and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of May 23, 2007, between the Registrant and U.S. Bank National Association, as trustee

4.3	Form of Junior Subordinated Debentures

5.1	Opinion of Sidley Austin LLP

8.1	Opinion of Sidley Austin LLP with respect to certain tax matters

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto)

99.1	Replacement Capital Covenant, dated as of May 23, 2007, of the Registrant
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.
/s/ ROBERT ROSENKRANZ
Robert Rosenkranz
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: May 29, 2007